CONTACT: Jennifer Roper Director of Marketing Camden National Bank (207) 230-2118 or jroper@camdennational.com Renée Smyth The Bank of Maine (207) 518-5607 rsmyth@thebankofmaine.com FOR IMMEDIATE RELEASE Camden National Bank Identifies Four Branches to Consolidate After Merger with The Bank of Maine in October 2015 CAMDEN, Maine, May 15, 2015 / -- In connection with the previously announced merger of The Bank of Maine with Camden National Bank, which is expected to be completed in October 2015, it was announced today that four Camden National Bank branches have been identified for consolidation with The Bank of Maine branches after the bank merger is completed. All customers affected by these branch consolidations will be notified, and their accounts will be automatically transferred to the most convenient branch location, which is either next door to, across the street from, or less than a mile from the previous location. Affected customers will not need to take any action and there will be no interruption of service. “We carefully reviewed our expanded branch network and determined that these branches were in such close proximity to each other that it would provide a better customer experience to combine locations in these instances,” said Gregory Dufour, president and chief executive officer of Camden National Bank. “We expect that any staff members impacted by the consolidation of these branches will be accommodated through positions within our overall branch network.” The proposed branch consolidations are subject to the closing of the bank merger, and would not occur until October 2015. • Camden National Bank’s branch located at 192 Water Street in Gardiner will be consolidated into The Bank of Maine branch at 190 Water Street in Gardiner. These two branches are next door to each other. • Camden National Bank’s branch located at 127 Community Drive in Augusta will be consolidated into The Bank of Maine branch at 130 Community Drive in Augusta. These two branches are across the street from each other. • Camden National Bank’s branch located at 38 Bangor Street in Augusta will be consolidated into The Bank of Maine branch at 66 Eastern Avenue in Augusta. These two branches are less than a mile apart. • Camden National Bank’s branch located at 108 Lafayette Center in Kennebunk will be consolidated into The Bank of Maine branch at 36 Portland Road in Kennebunk. These two branches are less than a mile apart. Camden National Bank also announced that The Bank of Maine’s service center, located at Libby Hill Park in Gardiner, Maine, will remain open after the bank merger. This additional facility will complement Camden National Bank’s existing service center located in Rockport, Maine.

“Our decision to have the Libby Hill facility remain open reflects how dynamic our combined organization will be after the merger,” Dufour added. “Camden National’s Hanley Center in Rockport is reaching capacity, and Libby Hill offers a talented workforce as well as a great location near I-295.” The merger of The Bank of Maine into Camden National Bank will create Maine’s strongest community bank. The two organizations have a combined history of over 320 years of providing exceptional service to the people of Maine. The focus of the combined organization will remain on expanding relationships with customers by providing them with leading-edge digital banking tools, a wide range of lending and deposit options, and robust wealth management and investment services. Upon completion of the transaction, Camden National will have a network of 64 branches and three specialized lending locations, and customers will have access to over 85 ATMs as well as those that are part of the Maine Cash Access Network statewide. The transaction complements Camden National’s existing footprint and expands the Company’s presence in the Southern Maine market. About Camden National Camden National Corporation is the holding company employing more than 480 Maine residents for two financial services companies including Camden National Bank and the wealth management company, Acadia Trust, N.A. Camden National Bank is a full-service community bank with a network of 44 banking offices throughout Maine and a commercial loan office in Manchester, New Hampshire. Acadia Trust offers investment management and fiduciary services with offices in Portland, Bangor and Ellsworth. Located at Camden National Bank, Camden Financial Consultants offers full-service brokerage and insurance services. Learn more at www.CamdenNational.com. Member FDIC. About The Bank of Maine The Bank of Maine was organized in 1834 as Gardiner Savings Institution. In 2007, Gardiner Savings Institution changed its name to Savings Bank of Maine, and today it is known simply as The Bank of Maine, a wholly owned subsidiary of SBM Financial, Inc. Headquartered in Portland, Maine with 24 banking centers, 255 employees, and approximately $813 million in total assets as of March 31, 2015, The Bank of Maine provides a broad range of financial services, including commercial, residential, and consumer lending, retail and commercial deposit products, and a wide variety of additional services through its branch network, loan officers, and ATMs. Forward-Looking Statements This press release contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995, including certain plans, expectations, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal,” or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden National to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include, but are not limited to the following: the ability of Camden National to successfully close its merger with SBM Financial, Inc. (“SBM”) in October 2015; the ability of Camden National to obtain the requisite regulatory approval for the SBM merger without having to agree to material divestitures of assets, or the imposition of other adverse regulatory conditions; the ability of Camden National to successfully integrate SBM and The Bank of Maine following closing of the transaction; continued weakness in the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses, or a reduced demand for Camden National’s credit or fee-based products and services; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; competitive pressures resulting from continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of Camden National’s assets, impairment of goodwill, the availability and terms of funding necessary to meet Camden National’s liquidity needs, and could lead to impairment in the value of securities in Camden National’s investment portfolio; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as Financial Accounting Standards Board, and other accounting standard setters. Additional factors that could also cause results to differ materially from those described above can be found in Camden National’s Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this press release, and Camden National does not promise and assumes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. Additional Information and Where to Find It In connection with the proposed merger, Camden National will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of SBM and Camden National and a Prospectus of Camden National, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Registration Statement and Proxy Statement/Prospectus, as well as other filings containing information about Camden National and The Bank of Maine, when they become available, may be obtained at the SEC’s Internet site (www.sec.gov). Copies of the Registration Statement and Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Camden National’s website at www.CamdenNational.com or by contacting Camden National Investor Relations at (207) 236- 8821 or by contacting SBM Investor Relations at (207) 518-5607. Participants in Solicitation Camden National and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Camden National in connection with the proposed merger. Information about the directors and executive officers of Camden

National is set forth in the proxy statement for Camden National’s 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 12, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC (when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.